Manor Investment Funds, Inc


Fund Office:
15 Chester County Commons
Malvern,  PA 19355

610-722-0900      800-787-3334
www.manorfunds.com

Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355



March 31, 2001

Dear Fellow Shareholders:

The past year has been difficult in the financial markets, and I thank each of you for your patience.

Some things in life are inevitable:
Death, Taxes, and THE END OF BEAR MARKETS

The S&P 500 index recently passed a notable milestone, a decline of more than 20% from its high last year -- An Official Bear Market. The financial media inundated us with the bad news and dire predictions for the future.

	This market environment has been difficult for all investors.
I am taking this opportunity to address the concerns that you may have. While there are things that I could have done to improve performance, our returns are generally better than other managers for this year-to-date and for the trailing year. Going forward I will work to apply the lessons of the past more effectively.

	I believe that the best strategy going forward is to remain invested in quality companies that have the potential to participate in the eventual market rebound. The rebound will most likely be stronger and sooner than many "experts" in the financial media are willing to say at this time.

	To illustrate this I suggest that we use history as a guide. I compiled monthly price performance for the S&P 500 since 1950, and then computed an annual return for each trailing one year time period, generating 603 observations.

	Over that period the market had a negative return 155 times (25.7%). The market declined more than 10 percent 59 times (9.8%), it declined more than 15 percent 29 times (4.8%), and declined more than 20 percent 11 times (1.8%).

	I then computed the market return one year after each of the declines, and the results are instructive. When the market decline was more than 10% it was up on average 18.46% one year later. When the market decline was more than 15% it was up on average 22.22% one year later. When the market decline was more than 20% it was up on average 27.78% one year later, and there was no time over the past 50 years when the market was lower the year following a decline of 20%.

There are several factors necessary for a market rebound, and I believe that they are beginning to materialize. First, the Fed must be accommodative by cutting interest rates and boosting money supply. They are now doing both. Second, investors need to believe that corporate earnings are declining, reducing expectations for the future. The continuing pre-announcements of earnings shortfalls by companies are helping this. Finally, gloom and doom among the experts must prevail, and you get evidence of this every night on the news. I think that the turnaround may take some time to develop, and will not begin in earnest until foreign central banks take the steps to stimulate their economies by lowering interest rates.

	Could it get worse before it gets better? The answer is: Yes it could, but if it does the rebound will be stronger, using history as a guide.

	Going forward, I believe that it is important to remain invested in good companies diversified among the industry sectors of the market. I will search for companies that have the potential to grow their earnings over time, have strong financial structure to support that growth, and substantial free cash flow that creates the opportunity to grow by acquisition or repurchase shares.
I will invest in companies that are fairly priced relative to their earnings potential and financial strength, and are positioned to outperform the market or their peers. I believe that the markets will rebound and that this approach will provide the best opportunity to participate in that rebound.


The Manor Fund

	The Manor Fund outperformed the S&P 500 Index and similar mutual funds, despite the difficult quarter. The Fund was helped by strong performance from IBM, America Online, Chevron, and General Motors. All
four rose in value while the market declined.    IBM rallied sharply,
despite the decline in technology stocks, because their revenues have not fallen as dramatically as their competitors. America Online rallied after the justice department approved their merger with Time Warner. Chevron rose as earnings grew due to higher oil prices. General Motors rallied as interest rate cuts by the Fed improved prospects for an economic rebound later in the year.

	The Manor Fund portfolio was hurt by poor performance by Cisco Systems,Corning, Mellon Bank, Merck, and General Electric. Cisco and Corning were casualities of the fall in technology shares. They declined after management warned of lower earnings expectations. Mellon Bank, Merck, and General Electric all declined as the second wave of the bear market lowered the value of companies that performed well last year. Both Mellon and General Electric should benefit from the decline in interest rates initiated by the Fed. Merck, usually considered a defensive issue, should do better if market uncertainty continues.


The Growth Fund

	The Growth Fund outperformed the S&P 500, and similar mutual funds by a wide margin, despite the difficult quarter. The Fund was helped by strong performance by Dell Computer, Microsoft, Dime Bankcorp, Vishay
Intertec, and Ultramar Diamond Shamrock. It may seem surprising that Dell, Microsoft, and Vishay all rose more than 25% during the quarter, despite the market decline and the decline in technology issues. Both Dell and Microsoft declined early in the tech sell off last year and could be a signal that underlying fundamentals in this sector are beginning to improve. Dime Bankcorp rallied as their corporate restructuring continued to yield results. Ultramar Diamond Shamrock rose on increased oil refining margins.

	The Growth Fund was hurt by poor performance from Ivax, Sun Microsystems, Oracle, Xilinx, and Cisco Systems. Ivax declined despite improving
revenues from its generic drug Paclitaxil.   Several of the tech companies
in this group
issued profit or revenue warnings that contributed declines in their own stock and to the general sell off of technology companies. The declines were attributable to a general decline in the demand for telecommunications equipment after explosive growth last year.


The Bond Fund

	The Bond Fund rose 2.31% during the quarter, in line with similar mutual funds. The Fund's portfolio of US Treasury Notes is managed to preserve principal in difficult market environments. The Fund has an average yield to maturity of 4.7% and an average maturity of 3.4 years.


Looking Forward

	I believe that the Fed will continue to reduce interest rates through the middle of this year. While it will take some time for investors to regain confidence in the stock market, the prospect of improved earnings as the economy improves will enable stocks to register gains by this time next year. While the stock market could still suffer some intervening setbacks, the best course of action will be to remain invested in companies that will participate in the market rebound.
Sincerely,
Daniel A. Morris




Manor Fund	Portfolio of Investments    	March 31, 2001

COMMON AND PREFERRED STOCK      99.1 %
					Shares	Market Value
Consumer Staples        6.0 %
         Pepsico 				1,560	$68,562
         Tribune Co. 				1,710	69,665
						138,227
Consumer Discretionary  2.9 %
         AOL Time Warner			1,660	66,649
						66,649
Retail                  5.2 %
         Cardinal Health				870	84,173
         RadioShack Corp			1,000	36,690
						120,863
Medical                10.5 %
         Merck				1,600	121,440
         Pfizer					2,970	121,622
						243,062
Automobile             3.8 %
         General Motors				1,690	87,627
						87,627
Industrial Products    4.2 %
         Tyco Intl Ltd.				2,240	96,835
						96,835
Multi-Industry        13.0 %
         General Electric				4,650	194,649
          Honeywell Corporation			2,610	106,488
						301,137
Computer             20.4 %
         Cisco Systems				2,350	37,159
         Corning, Inc.				1,220	25,242
         Hewlett-Packard				1,960	61,289
         Intel					4,320	113,670
         Intl. Bus. Machines			1,980	190,436
         Scientific Atlanta				1,060	44,085
						471,882
Oils                 6.9 %
         Chevron				1,000	87,800
         Devon Energy				1,220	71,004
						158,804
Finance             24.0 %
         Allstate Insurance				2,720	114,077
         Citigroup				2,799	125,899
         Federal National Mortgage Assoc.		1,120	89,152
         Mellon Bank				3,560	144,251
         Providian Financial         			1,620	79,461
						552,840
Transportation       2.2 %
          Delta Airlines				1,260	49,770
						49,770
						___________
						$2,287,695

Cash and Cash Equivalents  0.9 %
         FNB CC Demand Deposit				20
         FNB CC Investor Choice				20,540.97
						20,560.97
						___________
Total Portfolio      100    %				$2,308,256



Manor Fund

Top Five Holdings   March 31, 2001
Company		Industry		% of Net Assets
General Electric	Multi-Industry	8.4 %
IBM		Computer		8.3 %
Mellon Financial	Finance		6.2 %
Citigroup		Finance		5.5 %
Pfizer		Medical		5.3 %


Top Five Industries   March 31, 2001
Industry		% of Net Assets
Finance			24.0 %
Computer			20.4 %
Multi-Industry	 	13.0 %
Medical			10.5 %
Oils			6.9 %


						Annualized
			Total Return       Total Return          Total Return
			3 Months           Trailing  Year        Since Inception
Manor  Fund		-11.36 %  	     -22.69 %	    6.89 %
Lipper Large-Cap
Core Index			-12.47 %       -22.25 %	   9.52 %
S&P 500 Index		-11.85 %	    -21.67 %	 14.86 %



Growth Fund	Portfolio of Investments    March 31, 2001
COMMON AND PREFERRED STOCK    74.1 %
				Shares		Market Value
Consumer Staples              2.7 %
         Jones New York			1,070    		$40,446
				   		 40,446
Retail                       3.6 %
        Bergen Brunswig                  		2,080		34,528
        EBay                             		550		19,903
						54,431
Medical                     15.7 %
        Biogen                            		980		62,046
        Cytyc Corporation		1,530		25,245
        Forest Labs			360		21,326
        Ivax Corp                   		3,985		125,528
						234,145
Industrial Products         5.0 %
        Sensormatic Electronics		3,940		74,860
						74,860
Construction                2.1 %
      Quanta Services			1,390		31,025
						31,025
Computer                   20.2 %
        Cisco Systems              		620		9,804
        Dell Computer                          	1,570		40,329
        Intel                              		1,980		52,099
Microsoft Corp.                                 	960		52,500
Oracle                                         		1,720		25,766
Sun Microsystems                               	2,080		31,970
Vishay Intertec                                	1,630		32,437
Xilinx                                        		1,600		56,200
						301,105
Oils                    7.3  %
Global Marine                   		2,500		64,000
Ultramar Dia. Shamrock                         	1,260		45,587
						109,587
Finance                 13.2 %
Alliance Capital			1,050		43,260
Bear Stearns                                 	 	950		43,453
Dime Bankcorp                            	 	2,600		85,150
Dime Bankcorp Warrant		2,600		609
T. Rowe Price                                  	790		24,737
						197,209
Utilities               1.7 %
Global Crossing Ltd                     		1,890		25,496
						25,496
Transportation          2.5 %
Tidewater				830		37,516
						37,516
Other	      8.0 %
Mid Cap SPDR Trust			640		54,016
Nasdaq 100 Dep. Trust		520		20,358
S&P 500 SPYDER			380		44,342
						118,716
						$1,224,536
Cash and Cash Equivalents   18.0 %
FNB CC Investor Choice				267,640
						267,640

Total Portfolio     	   100  % 				$1,492,176


Growth  Fund

Top Five Holdings     March 31, 2001
Company		Industry	% of Net Assets
Ivax		Medical	8.4 %
Dime Bankcorp	Finance	5.7 %
Sensormatic
Electronics		Ind. Prod.	5.0 %
Global Marine	Oils	4.3 %
Biogen		Medical	4.2 %


Top Five Industries      March 31, 2001
Industry			% of Net Assets
Computer			20.2 %
Medical	    		15.7 %
Finance			13.2 %
Oils			7.3 %
Industrial Products		5.0 %



						Annualized
		Total Return	Total Return	Total Return
		3 Months		Trailing Year	Since Inception
Growth Fund	-9.43 %		-33.44 %		-8.01 %
Lipper Multi-Cap
Growth		-22.24 %		-40.20 %		-13.44 %
S&P 500 Index	-11.85 %		-21.66 %		-8.06 %





Bond Fund	Portfolio of Investments    March 31, 2001
Government Bonds   90.0 %		Shares	Market Value

US Treasury Notes
     5.250 %   Due 5/31/2001		130,000	130,081
     5.500 %   Due 7/31/2001		100,000	100,406
     5.250 %   Due 5/15/2004		30,000	30,703
     6.000 %   Due 8/15/2004		100,000	104,719
     5.875 %   Due 11/15/2005 		100,000	105,219
     5.625 %   Due  2/15/06		100,000	104,406
     5.500 %   Due 5/15/2009		100,000	103,563
     6.000 %   Due 8/15/2009		100,000	106,813
Accrued Interest				10,173
					__________

Total Bonds				$796,083

Cash and Cash Equivalents  10.0 %
     FNB WC Investor Choice			88,149
					__________

Total Portfolio    100%				$884,222



Bond Fund

Top Holdings     March 31, 2001

Security					% of Net Assets
US Treasury Note  5.25%  due 5/01		14.7 %
US Treasury Note  6%  due 8/09	12.1 %
US Treasury Note  5.875%  due 11/05		11.9 %
US Treasury Note  6%  due 8/04	11.8 %
US Treasury Note  5.625%  due 2/06		11.8 %



						Annualized
		Total Return	Total Return	Total Return
		3 Months 		Trailing Year	Since Inception
Bond Fund		2.31 %		9.45 %		6.59 %
Lipper US Government	2.36 %		11.75 %		8.26 %
Lehman Intermediate
Government 	2.88 %		11.47 %		8.06 %




Manor Investment Funds, Inc.
15 Chester Commons, Malvern, PA  19355
610-722-0900         800-787-3334




1st Quarter Report
March 31, 2001




Managed by:
Morris Capital Advisors, Inc.